EXHIBIT 23.3


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 10, 2002 included in the Registration Statement on Amendment No. 1 to Form SB-2 and related Prospectus of KS E-Media Holdings, Inc. for the registration of shares of its common stock.


/s/ MANNING ELLIOTT


MANNING ELLIOTT, CHARTERED ACCOUNTANTS

Vancouver, Canada

February 24, 2003






































                                        9